UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

RYAN SPECIALTY HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Prudential Plaza 180 N. Stetson Avenue, Suite 4600
Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 784-6001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2023, Ryan Specialty Holdings, Inc. (the “Company”) issued a press release announcing its results of operations for the first quarter ended March 31, 2023. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 2.02 of this Current Report, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 4, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this report, are forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements we make relating to our estimated costs, expenditures, financial results, our plans, and anticipated cost savings relating to the ACCELERATE 2025 program and the amount and timing of delivery of annual cost savings are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, those relating to whether the Company will achieve the associated objectives with its Program, whether the costs and charges associated with restructuring initiatives will exceed current estimates and forecasts, its ability to realize expected savings and benefits in the amounts and at the times anticipated, changes in management’s assumptions, its ability to achieve anticipated financial results, risks associated with acquisitions, divestitures, joint ventures and strategic investments, outcomes of legal and regulatory matters, and changes in legislation or regulations. These and other risks, assumptions and uncertainties are described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC. (Registrant)

Date:	May 4, 2023	By:	/s/ Jeremiah R. Bickham
Jeremiah R. Bickham Executive Vice President and Chief Financial Officer